                                 AMENDMENT NO. 4
                              TO THE FIRST RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS R SHARES)

     The First Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, and as subsequently amended, and as restated the 20th day of September, 2006, pursuant to Rule 12b-1, is hereby amended, effective May 29, 2009, as follows:

     WHEREAS, the parties desire to amend the Plan to add the following new portfolio - AIM Balanced-Risk Allocation Fund;

     NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                                 FIRST RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS R SHARES)

                         (DISTRIBUTION AND SERVICE FEES)

     The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class R Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below as to the Class R Shares of each Portfolio to the average daily net assets of the Class R Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class R Shares of the Portfolio.

AIM COUNSELOR SERIES TRUST

                                              MINIMUM
                                               ASSET
                                               BASED    MAXIMUM    MAXIMUM
                                               SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS R SHARES                     CHARGE     FEE        FEE
--------------------------                    -------   -------   ---------
AIM Floating Rate Fund                         0.25%     0.25%      0.50%
AIM Structured Core Fund                       0.25%     0.25%      0.50%
AIM Structured Growth Fund                     0.25%     0.25%      0.50%
AIM Structured Value Fund                      0.25%     0.25%      0.50%

AIM EQUITY FUNDS

                                              MINIMUM
                                               ASSET
                                               BASED    MAXIMUM    MAXIMUM
                                               SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS R SHARES                     CHARGE     FEE        FEE
--------------------------                    -------   -------   ---------
AIM Capital Development Fund                   0.25%     0.25%     0.50%
AIM Charter Fund                               0.25%     0.25%     0.50%
AIM Constellation Fund                         0.25%     0.25%     0.50%
AIM Diversified Dividend Fund                  0.25%     0.25%     0.50%
AIM Large Cap Basic Value Fund                 0.25%     0.25%     0.50%
AIM Large Cap Growth Fund                      0.25%     0.25%     0.50%

AIM FUNDS GROUP

                                              MINIMUM
                                               ASSET
                                               BASED    MAXIMUM    MAXIMUM
                                               SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS R SHARES                     CHARGE     FEE        FEE
--------------------------                    -------   -------   ---------
AIM Basic Balanced Fund                        0.25%     0.25%      0.50%
AIM Mid Cap Basic Value Fund                   0.25%     0.25%      0.50%
AIM Small Cap Equity Fund                      0.25%     0.25%      0.50%

AIM GROWTH SERIES

                                              MINIMUM
                                               ASSET
                                               BASED    MAXIMUM    MAXIMUM
                                               SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS R SHARES                     CHARGE     FEE        FEE
--------------------------                    -------   -------   ---------
AIM Basic Value Fund                           0.25%     0.25%     0.50%
AIM Conservative Allocation Fund               0.25%     0.25%     0.50%
AIM Global Equity Fund                         0.25%     0.25%     0.50%
AIM Growth Allocation Fund                     0.25%     0.25%     0.50%
AIM Income Allocation Fund                     0.25%     0.25%     0.50%
AIM Independence Now Fund                      0.25%     0.25%     0.50%
AIM Independence 2010 Fund                     0.25%     0.25%     0.50%
AIM Independence 2020 Fund                     0.25%     0.25%     0.50%
AIM Independence 2030 Fund                     0.25%     0.25%     0.50%
AIM Independence 2040 Fund                     0.25%     0.25%     0.50%
AIM Independence 2050 Fund                     0.25%     0.25%     0.50%
AIM International Allocation Fund              0.25%     0.25%     0.50%
AIM Mid Cap Core Equity Fund                   0.25%     0.25%     0.50%
AIM Moderate Allocation Fund                   0.25%     0.25%     0.50%
AIM Moderate Growth Allocation Fund            0.25%     0.25%     0.50%
AIM Moderately Conservative Allocation Fund    0.25%     0.25%     0.50%
AIM Small Cap Growth Fund                      0.25%     0.25%     0.50%

AIM INTERNATIONAL MUTUAL FUNDS

                                              MINIMUM
                                               ASSET
                                               BASED    MAXIMUM    MAXIMUM
                                               SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS R SHARES                     CHARGE     FEE        FEE
--------------------------                    -------   -------   ---------
AIM European Growth Fund                       0.25%     0.25%      0.50%
AIM International Core Equity Fund             0.25%     0.25%      0.50%
AIM International Growth Fund                  0.25%     0.25%      0.50%

AIM INVESTMENT FUNDS

                                              MINIMUM
                                               ASSET
                                               BASED    MAXIMUM    MAXIMUM
                                               SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS R SHARES                     CHARGE     FEE        FEE
--------------------------                    -------   -------   ---------
AIM Balanced-Risk Allocation Fund              0.25%     0.25%      0.50%
AIM LIBOR Alpha Fund                           0.25%     0.25%      0.50%
AIM Trimark Endeavor Fund                      0.25%     0.25%      0.50%
AIM Trimark Fund                               0.25%     0.25%      0.50%
AIM Trimark Small Companies Fund               0.25%     0.25%      0.50%

AIM INVESTMENT SECURITIES FUNDS

                                              MINIMUM
                                               ASSET
                                               BASED    MAXIMUM    MAXIMUM
                                               SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS R SHARES                     CHARGE     FEE        FEE
--------------------------                    -------   -------   ---------
AIM Core Bond Fund                             0.25%     0.25%      0.50%
AIM Dynamics Fund                              0.25%     0.25%      0.50%
AIM Global Real Estate Fund                    0.25%     0.25%      0.50%
AIM Income Fund                                0.25%     0.25%      0.50%
AIM Money Market Fund                          0.25%     0.25%      0.50%
AIM Real Estate Fund                           0.25%     0.25%      0.50%
AIM Short Term Bond Fund                       0.25%     0.25%      0.50%
AIM U.S. Government Fund                       0.25%     0.25%      0.50%

AIM SECTOR FUNDS

                                              MINIMUM
                                               ASSET
                                               BASED    MAXIMUM    MAXIMUM
                                               SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS R SHARES                     CHARGE     FEE        FEE
--------------------------                    -------   -------   ---------
AIM Leisure Fund                               0.25%     0.25%      0.50%"

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: May 29, 2009


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